EXHIBIT 99.1

FOR IMMEDIATE RELEASE

BOSTON SCIENTIFIC ANNOUNCES DEFINITIVE AGREEMENT TO ACQUIRE INTERVENTIONAL DIVISION OF BAYER AG

Acquisition Expected to Strengthen Peripheral Interventions Business and Accelerate Growth in
Peripheral Atherectomy and Thrombectomy Categories

Natick, Mass. (May 15, 2014) - In a move to expand significantly its portfolio of leading solutions for peripheral interventions, Boston Scientific Corporation (NYSE: BSX) has entered into a definitive agreement to acquire the Interventional Division of Bayer AG for $415 million in cash, including fees for transitional services. The company expects to close the transaction in the second half of 2014, subject to customary closing conditions.

The addition of Bayer Interventional’s strong commercial organization and innovative technologies supports Boston Scientific’s strategy to provide a comprehensive portfolio of leading solutions to treat peripheral vascular disease. The acquisition is expected to improve Boston Scientific’s access to a number of attractive segments in the peripheral space, including the growing atherectomy and thrombectomy categories. In 2013, Bayer Interventional generated sales of approximately $120 million.
"We expect this acquisition will help fuel continued growth for the company and we are looking forward to welcoming the team from Bayer Interventional to Boston Scientific," said Mike Mahoney, president and chief executive officer, Boston Scientific.  "These technologies help physicians save both limbs and lives, and we believe this transaction will enable us to reach more effectively the greater than 27 million patients worldwide who suffer from the debilitating effects of peripheral vascular disease.”
Upon completion of the transaction, Bayer Interventional will become part of the existing Boston Scientific Peripheral Interventions business.
“The addition of Bayer Interventional will expand our commercial footprint and enhance our ability to provide physicians and healthcare systems with a complete portfolio of solutions to treat challenging vascular conditions,” said Jeff Mirviss, president, Peripheral Interventions, Boston Scientific. “We believe this acquisition will accelerate the growth of our Peripheral Interventions business and strengthen our position as a global leader in peripheral therapies.”
Based near Minneapolis, Minn., Bayer Interventional has approximately 350 employees and offers a number of innovative technologies designed to treat coronary and peripheral vascular disease. The transaction includes the AngioJet® Thrombectomy System and the Fetch® 2 Aspiration Catheter, which use endovascular techniques to remove blood clots from blocked arteries and veins, and the JetStream® Atherectomy System, a minimally invasive device used to remove plaque from diseased peripheral arteries.

“We are confident that the planned sale of AngioJet, Jetstream and Fetch2 is a positive step for the long-term sustainability of these products given Boston Scientific’s strong position in devices for peripheral and cardiovascular diseases,” added Alan Main, president of Bayer HealthCare’s Medical Care Division and member of the Bayer HealthCare Executive Committee.
The agreement calls for an up-front payment of $415 million. The company currently expects the transaction to be immaterial to adjusted earnings per share in 2014, accretive by approximately $.01 in 2015 and increasingly accretive thereafter.  On a GAAP earnings per share basis, the company expects the transaction to be slightly dilutive in 2014, immaterial in 2015, and less accretive than on an adjusted earnings per share basis thereafter as a result of acquisition-related net charges and amortization, which will be determined following the closing.  Closing of the transaction is subject to customary conditions, including relevant antitrust clearance, and is expected to occur in the second half of 2014.

About Boston Scientific
Boston Scientific transforms lives through innovative medical solutions that improve the health of patients around the world.  As a global medical technology leader for more than 30 years, we advance science for life by providing a broad range of high performance solutions that address unmet patient needs and reduce the cost of healthcare. For more information, visit www.bostonscientific.com and connect on Twitter and Facebook.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding markets for our products and our performance in those markets, our global business plans, product performance and impact, competitive offerings, impact of the transaction including expected accretion and dilution, and timing of closing. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and future business decisions made by us and our competitors. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements presented on a GAAP basis, we disclose certain non-GAAP financial measures including adjusted earnings per share.  Adjusted earnings per share excludes goodwill and intangible asset impairment charges; acquisition-, divestiture-, litigation- and restructuring-related charges and credits; certain discrete tax items and amortization expense.  Non-GAAP measures such as adjusted earnings per share are not in accordance with generally accepted accounting principles in the United States.  The GAAP financial measure most directly comparable to adjusted earnings per share is GAAP earnings per share.  The difference between our estimated impact of the acquisition on our GAAP and adjusted earnings per share relates to amortization expense on acquired intangible assets and acquisition-related net charges, which primarily include exit costs and other fees.  These amounts are excluded by the Company for purposes of measuring adjusted earnings per share.

Management uses adjusted earnings per share along with other supplemental non-GAAP measures to evaluate performance period over period, to analyze the underlying trends in our business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources.  Non-GAAP financial measures, including adjusted earnings per share, should not be considered in isolation from or as a replacement for GAAP financial measures.  We believe that presenting non-GAAP financial measures in addition to GAAP financial measures provides investors greater transparency to the information used by our management for its financial and operational decision-making and allows investors to see our results "through the eyes" of management.  We further believe that providing this information better enables our investors to understand our operating performance and to evaluate the methodology used by management to evaluate and measure such performance.

CONTACTS:
Media: Denise Kaigler
Corporate Affairs & Communications
Boston Scientific Corporation
508-650-8330 (office)
denise.kaigler@bsci.com

Ryan Davenport
Global Media Relations
Boston Scientific Corporation
763-494-2664 (office)
ryan.davenport@bsci.com

Investors: Susie Lisa, CFA
Investor Relations
Boston Scientific Corporation
508-652-5345 (office)
investor_relations@bsci.com